1 324989369 v3 ORIGIN MATERIALS, INC. FOURTH AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR COMPENSATION POLICY Each member of the Board of Directors (the “Board”) who is not (i) also serving as an employee of, or consultant to, Origin Materials, Inc. (the “Company”) or any of its subsidiaries, or (ii) affiliated with Artius Acquisition Partners LLC (each such member, an “Eligible Director”) will receive the compensation described in this Fourth Amended and Restated Non-Employee Director Compensation Policy (as amended or amended and restated from time to time, this “Policy”) for his or her Board service. An Eligible Director may decline all or a portion of his or her compensation by giving notice to the Company prior to the date quarterly cash payments are to be paid, or equity awards are to be granted, subject to compliance with applicable laws. This Policy is effective as of October 30, 2025 (the “Effective Date”) and may be amended at any time in the sole discretion of the Board. I. Annual Cash Compensation The annual cash compensation set forth below will be payable in arrears to Eligible Directors in equal quarterly installments. If an Eligible Director joins the Board or a committee of the Board at a time other than effective as of the first day of a fiscal quarter, each annual retainer set forth below will be pro-rated based on days served in the applicable fiscal quarter, with the pro-rated amount paid for the first fiscal quarter in which the Eligible Director provides the service and regular full quarterly payments thereafter. All annual cash fees are vested upon payment. 1. Annual Cash Service Retainer: a. All Eligible Directors: $50,000 2. Annual Committee Chair Service Retainer: a. Chair of the Audit Committee: $20,000 b. Chair of the Compensation Committee: $15,000 c. Chair of the Nominating & Corporate Governance Committee: $15,000 d. Chair of the Operational Excellence Committee: $15,000 3. Annual Committee Member Service Retainer (not applicable to Committee Chairs): a. Member of the Audit Committee: $10,000 b. Member of the Compensation Committee: $5,000 c. Member of the Nominating & Corporate Governance Committee: $5,000 d. Member of the Operational Excellence Committee: $5,000 II. Expenses The Company will reimburse Eligible Directors for ordinary, necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at, and participation in, Board and committee meetings; provided, that the Eligible Director timely submits to the Company appropriate documentation substantiating such expenses in accordance with the Company’s travel and expense policy, as in effect from time to time. Exhibit 10.7

2 324989369 v3 III. Equity Compensation The equity compensation set forth below will be granted under the Company’s 2021 Equity Incentive Plan (the “Plan”). All equity awards granted under this Policy will be documented on the applicable form of equity award agreement most recently approved for use by the Board or the Compensation Committee of the Board (the “Compensation Committee”) for Eligible Directors. 1. Initial Grants: For each Eligible Director who is first elected or appointed to the Board on or following the Effective Date, on the date of such Eligible Director’s initial election or appointment to the Board (or, if such date is not a market trading day, the first market trading day thereafter), the Eligible Director will automatically, and without further action by the Board, be granted a number of restricted stock units (“RSUs”) with a value of $150,000 (the “Initial Grant”). The Initial Grant will vest in substantially equal installments on each of the first three anniversaries of the date of grant, subject to the Eligible Director’s continuing service on the Board through each such vesting date. In addition to the Initial Grant, any Eligible Director who is first appointed or elected by the Board on a date other than an annual stockholder meeting of the Company will automatically, and without further action by the Board, be granted an additional number of RSUs (the “Prorated Annual Grant”) with a value of $130,000 (or, in the case of the Chairman of the Board, $205,000); provided, that such value will be prorated to reflect the Eligible Director’s partial year of service, with such proration calculated by multiplying $130,000 (or, in the case of the Chairman of the Board, $205,000), by a fraction (the numerator of which will equal the number of calendar months during the period beginning with the month in which the Eligible Director’s election or appointment date occurs and ending with the month in which the next annual stockholder meeting will occur (or, if such month is unknown, the month in which the first anniversary of the most recent annual stockholder meeting will occur) and the denominator of which will equal 12). The Prorated Annual Grant will vest in full on the first anniversary of the date of grant, subject to the Eligible Director’s continuing service on the Board through such vesting date; provided, that the Prorated Annual Grant will in any case be fully vested on the date of the Company’s next annual stockholder meeting, subject to the Eligible Director’s continuing service on the Board through such vesting date. 2. Annual Grants: On the date of each annual stockholder meeting of the Company held on or after the Effective Date, each Eligible Director who continues to serve as a non-employee member of the Board following such stockholder meeting (including any Eligible Director who is first appointed or elected by the Board at such meeting) will automatically, and without further action by the Board, be granted RSUs with a value of $130,000 (or, in the case of the Chairman of the Board, $205,000) (the “Annual Grant”). The Annual Grant will vest in full on the first anniversary of the date of grant, subject to the Eligible Director’s continuing service on the Board through such vesting date; provided, that the Annual Grant will in any case be fully vested on the date of the Company’s next annual stockholder meeting, subject to the Eligible Director’s continuing service on the Board through such vesting date. 3. Change in Control: Notwithstanding the foregoing, for each Eligible Director who remains in continuous service on the Board until immediately prior to the closing of a Change in Control (as defined in the Plan), the RSUs and any Cash Award (as defined below) that were granted pursuant to this Policy will become fully vested and, as applicable, due and payable immediately prior to the closing of such Change in Control. 4. Calculation of RSU Awards: Notwithstanding anything to the contrary herein, the number of shares of Common Stock (as defined in the Plan) subject to each Initial Grant, each Prorated Annual Grant, and each Annual Grant shall be determined by dividing (i) the applicable value indicated for the grant above by (ii) the Share Price (as defined below), rounded down to the nearest whole share. “Share Price” means the average closing price of a share of Common Stock, as reported on the primary U.S. exchange for the Common Stock, for the 60 consecutive trading days preceding the date of grant.

3 324989369 v3 IV. Elections 1. Deferral Elections. Unless and until otherwise determined by the Board and subject to the terms of this Policy, each Eligible Director may elect to defer the delivery of shares in settlement of any RSUs granted pursuant to this Policy that would otherwise be delivered to such Eligible Director on or following the date such RSUs vest (a “Deferral Election”). 2. Retainer Grant Elections. Unless and until otherwise determined by the Board and subject to the terms of this Policy, an Eligible Director may elect to forego receiving payment of all (but not less than all) of the compensation the Eligible Director is otherwise eligible to receive in cash under Article I of this Policy and instead receive fully vested RSUs (such RSUs, the “Retainer Grant” and such election, a “Retainer Grant Election”). If an Eligible Director timely makes a Retainer Grant Election, such Eligible Director will be automatically, and without any further action by the Board or the Compensation Committee, granted a Retainer Grant on the last trading day of each applicable fiscal quarter. Each Retainer Grant will cover a number of RSUs equal to (a) the aggregate amount of cash compensation under Article I of this Policy that such Eligible Director is eligible to receive for the applicable fiscal quarter divided by (b) the average closing price of a share of Common Stock, as reported on the primary U.S. exchange for the Common Stock, for the 60 consecutive trading days preceding the grant date, rounded down to the nearest whole share. An Eligible Director who does not make a timely Retainer Grant Election will not receive a Retainer Grant and instead will receive the cash compensation under Article I of this Policy. 3. Cash in Lieu of Annual Grant Election. Unless and until otherwise determined by the Board and subject to the terms of this Policy, an Eligible Director may elect to forego receiving the Annual Grant (but not less than the full amount of the Annual Grant) the Eligible Director is eligible to receive under Article III.2 of this Policy and shall instead receive a cash amount equal to the applicable value of the Annual Grant set forth above divided by the applicable Share Price for the Annual Grant, rounded down to the nearest dollar (such election, a “Cash Election” and each such cash award, a “Cash Award”). The Cash Award shall automatically, and without any further action by the Board or the Compensation Committee, be granted on the date the Annual Grant, in respect of which such election relates, would have been granted absent such Cash Election. The Cash Award will vest and be payable on the first anniversary of the date of grant, subject to the Eligible Director’s continuing service on the Board through such vesting date; provided, that the Cash Award will in any case be fully vested on the date of the Company’s next annual stockholder meeting, subject to the Eligible Director’s continuing service on the Board through such vesting date. Notwithstanding anything to the contrary herein, unless the Board or the Compensation Committee determines otherwise, as an additional condition to receiving a Cash Award, the Eligible Director shall use all cash the Eligible Director receives as a payment in connection with vesting of a Cash Award to purchase shares of Common Stock as soon as practicable following payment of such cash but no earlier than the first date the Eligible Director would be permitted to both (i) purchase such shares without violating the Company’s Insider Trading Policy and (ii) purchase such shares without violating Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Eligible Director shall not be required to use such cash payment (or any portion thereof) to purchase any shares of Common Stock that would cause the Eligible Director to hold more than the applicable number of Required Shares (as defined below). An Eligible Director who does not have an effective Cash Election in place on the date of an annual meeting of the Company’s stockholders will not receive a Cash Award and instead will be eligible to receive the Annual Grant under and subject to the terms of Article III.2. 4. Election Procedures. Unless otherwise determined by the Board, for any such Deferral Election, Retainer Grant Election or Cash Election (each, an “Election”) to be effective, it must be submitted to the Company’s General Counsel (or such other individual as the Company designates) no later than: (a) with respect to a Deferral Election or Retainer Grant Election, on or prior to the last day of the calendar

4 324989369 v3 year immediately prior to the calendar year in which the compensation to which the Election relates is earned or granted, or within 30 days after the applicable Eligible Director first becomes eligible to participate in the Policy; provided, that such Deferral Election or Retainer Grant Election will be applicable only to the portion of the compensation earned after the date such election is irrevocable (consistent with the requirements of Section 409A (as defined in the Plan)) and (b) with respect to a Cash Election, prior to the date of the annual meeting of the stockholders of the Company at which the Annual Grant that is covered by such election would be granted absent the Cash Election being properly and timely submitted. Further, an Eligible Director may only make a Retainer Grant Election and Cash Election during a period in which the Company is not in a quarterly or special blackout period and the Eligible Director is not aware of any material non-public information. As further conditions to making a Cash Election, an Eligible Director may not make a Cash Election unless (a) the Eligible Director resides outside the U.S. and (b) such election is made for non-U.S. tax planning purposes, as determined by the Company’s General Counsel (or such other individual as the Company designates) in his or her sole discretion, and may not make a Cash Election if he or she is in violation of the Guidelines (as defined below). A Retainer Grant Election will be effective beginning with the first fiscal quarter following the fiscal quarter in which the Retainer Grant Election is made. A Cash Election will be effective on the date it is properly and timely submitted to the Company, provided that a Cash Election shall not be deemed effective on, and shall be deemed to have terminated immediately prior to, the date of any annual meeting of stockholders of the Company if the Eligible Director is not in compliance with the Guidelines as of such date, notwithstanding anything to the contrary herein. An Election will be irrevocable, and will be subject to such rules, conditions and procedures as shall be determined by the Board in its sole discretion, which rules, conditions and procedures shall at all times comply with the requirements of Section 409A (as defined in the Plan), unless otherwise specifically determined by the Board. Elections shall be made pursuant to a form of election approved by the Board. Elections will continue in effect and will be applicable to the applicable compensation paid or granted pursuant to this Policy in all subsequent calendar years, unless and until such Election is modified or terminated pursuant to this Policy. An Eligible Director may modify an Election by submitting a new Election to the Company’s General Counsel (or such other individual as the Company designates) before the first day of any subsequent calendar year or, in the case of a Cash Election, before the date of the annual meeting of stockholders of the Company at which the Annual Grant that the new Cash Election would first cover would be granted, provided that any such modified Retainer Grant Election or Cash Election may only be made during a period in which the Company is not in a quarterly or special blackout period and the Eligible Director is not aware of any material non-public information. Any modified Election will commence effective with respect to such subsequent calendar year or, in the case of a Cash Election, on the date it is properly and timely submitted to the Company, but subject to the conditions of effectiveness for a Cash Election set forth above in this paragraph. V. Non-Employee Director Compensation Limit Notwithstanding the foregoing, the aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director (as defined in the Plan) shall in no event exceed the limits set forth in Section 3(d) of the Plan. VI. Share Ownership Guidelines 1. Purpose. These share ownership guidelines (these “Guidelines”) are intended to align the interests of Eligible Directors with the interests of the stockholders of the Company and to further promote the Company’s commitment to sound corporate governance. 2. Calculation of Required Shares. The number of Eligible Shares (as defined below) that an Eligible Director must hold to satisfy these Guidelines shall be calculated by dividing (a) the dollar amount equal to five times the Eligible Director’s annual cash compensation under this Policy as of the Effective Date (or, if later, the calendar year of the Eligible Director’s election or appointment) by (b) the

5 324989369 v3 average closing price of a share of Common Stock, as reported on the primary U.S. exchange for the Common Stock, for the 60 consecutive trading days preceding December 31, 2022 (or, if later, the 60 consecutive trading days preceding December 31st of the calendar year of the Eligible Director’s election or appointment) (such number of shares rounded up to the nearest whole share, “Required Shares”). Except as provided in Section 7 below, the applicable number of Required Shares shall not be recalculated and no Eligible Director shall be required to hold more Eligible Shares than the number of Required Shares by virtue of any decrease in the price of the Eligible Shares used to calculate the applicable number of Required Shares. 3. Compliance Period. Each Eligible Director must hold the applicable number of Required Shares by the fifth anniversary of such Eligible Director’s election or appointment to the Board (the “Compliance Period”). During the Compliance Period, Eligible Directors are expected to make reasonable progress toward the applicable number of Required Shares on an annual basis. 4. Tracking Compliance with these Guidelines. An Eligible Director’s ownership shall be reviewed annually by the Compensation Committee based on the number of such Eligible Director’s Eligible Shares as of the last day of each calendar year to determine if such Eligible Director continues to hold the applicable number of Required Shares (or, during the Compliance Period, to assess progress towards meeting these Guidelines). If these Guidelines are deemed met for such year, the Eligible Director shall be deemed to comply with these Guidelines for the entire following year. 5. Eligible Shares. The following shares of Common Stock are “Eligible Shares” that shall be included in the calculation of an Eligible Director’s share ownership, whether or not purchased on the open market or obtained through the exercise of options or vesting of equity awards granted by the Company to such Eligible Director: a. shares owned outright by the Eligible Director and by members of his or her immediate family (as defined in Rule 16a-1(e) under the Exchange Act) (“Family Member”); b. shares held in trust for the benefit of the Eligible Director or for the benefit of a Family Member of such Eligible Director; c. shares owed by an entity for which the Eligible Director serves as a partner or is otherwise materially affiliated with (as determined in the sole discretion of the Compensation Committee); and d. vested RSUs and unvested RSUs provided such RSUs are subject only to time-based vesting. 6. Failure to Comply with these Guidelines. If an Eligible Director fails to hold the applicable number of Required Shares by the end of the Compliance Period or, following the Compliance Period, on the last day of each calendar year, as applicable, the Compensation Committee may take the actions it determines appropriate. 7. Exceptions. These Guidelines may be temporarily suspended, at the discretion of the Compensation Committee (with any affected Eligible Director recusing himself or herself), if compliance would create severe hardship or prevent an Eligible Director from complying with a court order or applicable law. 8. Administration. The Compensation Committee shall administer these Guidelines and may delegate to members of management to assist it in carrying out its administrative functions hereunder, such as making calculations and tracking compliance.

1 1 324989369 v3 ORIGIN MATERIALS, INC. FOURTH AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR COMPENSATION POLICY Election Form For Eligible Directors Please complete and return this Election Form (the “Election Form”), as described below, [for existing non-employee directors making elections: by December 31, [insert calendar year that is immediately prior to the calendar year in which the compensation to which the election relates will be earned or granted] [for new non-employee directors: within 30 days following the date you join the Board] (the “Submission Deadline”). The grant of RSUs remains subject to the terms of the Company’s Fourth Amended and Restated Non- Employee Director Compensation Policy (as may be hereinafter amended or amended and restated from time to time, the “Policy”). Neither the provision of this Election Form, nor your completion of this Election Form, represents a commitment by the Company to grant any RSUs to you. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Policy or the Plan, as applicable. I understand that my timely submission of this Election Form will become effective and irrevocable as of the Submission Deadline, provided that if this Election Form is properly submitted within 30 days following the date I first join the Board, it will become effective and irrevocable on the date I submit it. I. PERSONAL INFORMATION (Please print) Participant Name: II. DEFERRAL ELECTION I hereby elect to be issued all of the shares of Common Stock subject to my Deferred Awards (as defined below) that become vested on the earliest to occur of the following dates/events: • The sixtieth (60th) day following the date of my Separation from Service. However, if I am a “specified employee” for purposes of Section 409A, then the shares will be issued on the earlier of (i) the date of my death, or (ii) the date that is six months and one day after the date of my Separation from Service. • The date of a Section 409A Change in Control. My “Deferred Awards” are the awards of RSUs granted to me after the Submission Deadline, or on or prior to the Submission Deadline to the extent granted on or within 30 days following the effective date that I was first elected or appointed to the Board, that I have indicated below by placing a mark next to the award (any mark next to an award that is not eligible for deferral will be disregarded): Initial Grant Prorated Annual Grant Annual Grant Retainer Grants.

2 2 324989369 v3 Notwithstanding the foregoing, for each award of RSUs granted prior to the Submission Deadline that I have selected to be a Deferred Award, the number of RSUs subject to the award that will constitute a Deferred Award will be equal to the product of (i) the total number of RSUs subject to the award at the time of grant times (ii) the Proration Fraction (as defined below), rounded down to the nearest whole RSU, and the remainder of the RSUs subject to such award will not constitute (or otherwise be part of) a Deferred Award. “Proration Fraction” means a fraction, the numerator of which is the number of days remaining in the vesting period for the applicable award after the date this Election Form becomes effective and irrevocable and the denominator of which is the total number of days in the vesting period for the applicable award. Unless I select “Single Year Election” below, my Deferral Election will continue in effect and will be applicable to the Deferred Awards granted to me in all subsequent calendar years until my Deferral Election is revoked or modified by a new Deferral Election, submitted in accordance with the terms of the Policy. Single Year Election. My Deferral Election is limited to my Deferred Awards granted to me [for existing non-employee directors: in the calendar year following the Submission Deadline] [for new non-employee directors: in calendar year [insert year in which service commences]]. Unless I timely submit a new Deferral Election, any RSUs granted to me pursuant to the Policy after such calendar year will be settled as and when they become vested, in accordance with the terms of the Policy, the Plan and the applicable RSU Award Agreement. I understand that if I do not indicate that I wish to make a Deferral Election by failing to include a mark in the applicable space above or fail to submit this Election Form properly completed on or before the Submission Deadline, all of the shares of Common Stock subject to my RSUs granted pursuant to the Policy that are not otherwise subject to an effective Deferral Election will be settled as and when they become vested, in accordance with the terms of the Policy, the Plan and the applicable RSU Award Agreement, unless and until I timely complete and submit an effective Deferral Election pursuant to the Policy that covers such RSUs. In addition, any RSUs granted pursuant to the Policy that are not marked above as a Deferred Award and are not otherwise subject to an effective Deferral Election will also be settled as and when they become vested, in accordance with the terms of the Policy, the Plan and the applicable RSU Award Agreement, unless and until I timely complete and submit an effective Deferral Election pursuant to the Policy that covers such RSUs. III. RETAINER GRANT ELECTION I elect to forego receiving payment of all (but not less than all) of the compensation I am otherwise eligible to receive in cash under Article I of the Policy for each fiscal quarter, beginning with the first fiscal quarter following the fiscal quarter in which this Election Form is effective and irrevocable, and to receive Retainer Grants in lieu thereof, as described in the Policy. I understand that if I do not indicate I wish to make this Retainer Grant Election by failing to include a mark in the applicable space indicated above or fail to submit this Election Form properly completed on or before the Submission Deadline, I will not receive Retainer Grants and will instead be eligible to receive the applicable cash compensation under Article I of the Policy. I further understand that if the Retainer Grants I am eligible to receive are Deferred Awards, they will be settled at the applicable time required by Article II of this Election Form and, to the extent such Retainer Grants are not Deferred Awards, they will be settled as and when they become vested, in accordance with the terms of the Policy, the Plan and the applicable RSU Award Agreement. Unless I select “Single Year Election” below, my Retainer Grant Election will continue in effect and will be applicable to the cash compensation I am eligible to receive under Article I of the Policy for

3 3 324989369 v3 all subsequent calendar years until my Retainer Grant Election is revoked or modified by a new Election, submitted in accordance with the terms of the Policy. Single Year Election. My Retainer Grant Election is limited to the cash compensation I am eligible to receive under Article I of the Policy [for existing non-employee directors: for the calendar year following the Submission Deadline] [for new non-employee directors: for each fiscal quarter in calendar year [insert year in which service commences or if the election is made in the last fiscal quarter of the year in which service commences, insert the year immediately after the year in which service commences] that follows the fiscal quarter that this Elective Form is effective and irrevocable]. Unless I timely submit a new Retainer Grant Election, I will not receive Retainer Grants instead of any cash compensation I am eligible to receive under Article I of the Policy after such calendar year. IV. REVOCATION OF ELECTIONS I hereby revoke my existing Deferral Election (in its entirety) for each Revoked Deferred Award (as defined below) granted to me, and understand that, as a result, any Revoked Deferred Award that I receive will be settled as and when it becomes vested, in accordance with the terms of the Policy, the Plan and the applicable RSU Award Agreement unless and until I make a new, effective Deferral Election in accordance with the terms of the Policy. My “Revoked Deferred Awards” are the awards of RSUs granted to me after the Submission Deadline that I have indicated below by placing a mark next to the award: Annual Grant Retainer Grants I hereby revoke my existing Retainer Grant Election for the cash compensation I am eligible to receive under Article I of the Policy for each calendar year following the calendar year in which the Election Form is effective and irrevocable, and understand that as a result I will not receive Retainer Grants instead of the cash compensation I am eligible to receive under Article I of the Policy for such subsequent calendar years unless and until I make a new, effective Retainer Grant Election in accordance with the terms of the Policy. V. PARTICIPANT ACKNOWLEDGEMENTS AND SIGNATURE 1. I agree to all of the terms and conditions of this Election Form. 2. I acknowledge that I have received and read a copy of the Plan’s prospectus and that I am familiar with the terms and provisions of the Plan. 3. I agree to the right of the Board to amend or terminate my Deferral Elections or Retainer Grant Elections at any time and for any reason, with or without notice; provided that such termination or amendment is performed in compliance with Section 409A (as determined by the Company in its sole discretion). 4. I understand that the obligation of the Company to settle any Deferred Awards or Retainer Grants is unfunded and that no assets of any kind have been segregated in a trust or otherwise set aside to satisfy any obligation under this Election Form. I also understand that any election to defer the settlement of any RSUs pursuant to this Election Form will make me only a general, unsecured creditor of the Company.

4 4 324989369 v3 5. I understand that any amounts deferred will be taxable as ordinary income in the year settled. Notwithstanding, I agree and understand that the Company does not guarantee in any way whatsoever the tax treatment of any deferrals or payments made under the Policy or this Election Form. I understand that I will be responsible for all taxes and any other costs owed with respect to any deferrals or payments made with respect to my Deferred Awards. 6. I understand that the Company will be under no obligation to settle any Deferred Awards or Retainer Grants until any applicable tax withholding obligations are satisfied, and that if I fail to satisfy any such tax withholding obligations, I will forfeit my right to receive the shares subject to my Deferred Awards or Retainer Grants, as applicable. I understand that the Company has the right (but not the obligation) to withhold taxes from my Deferred Awards and Retainer Grants (including pursuant to net share withholding) in any amount and through such procedure as the Company deems necessary or desirable to satisfy any income or other tax obligations incurred with respect to my Deferred Awards or Retainer Grants, as applicable. 7. I understand that, upon receipt of any Deferred Awards or Retainer Grants, in addition to federal taxes, I may owe taxes to the state where I resided at the time of vesting in the Deferred Awards or Retainer Grants and/or to the state where I reside when the Deferred Awards or Retainer Grants are settled, if different. 8. I understand, acknowledge and agree that the Board has the discretion to make all determinations and decisions regarding any Deferral Elections or Retainer Grant Elections set forth on this Election Form. 9. I understand that this Election Form and the Deferral Elections and Retainer Grant Elections made herein are intended to comply with the requirements of Section 409A so that none of the Deferred Awards or Retainer Grants will be subject to the tax acceleration and additional penalty taxes imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. If applicable, I understand that I am solely responsible for any accelerated income taxes, additional taxes and tax penalties imposed by Section 409A. 10. I also understand that this Election Form, the Deferral Elections and Retainer Grant Elections made hereunder will in all respects be subject to the terms and conditions of the Policy, the applicable RSU Award Agreement and the Plan, as applicable. Should any inconsistency exist between this Election Form, the Policy, the Plan, the RSU Award Agreement under which a Deferred Award or Retainer Grant was granted, and/or any applicable law, then the provisions of either the applicable law (including, but not limited to, Section 409A) or the Plan will control, with the Plan subordinated to the applicable law and the RSU Award Agreement and the Policy subordinated to this Election Form. [Signature Page Follows]

5 By signing below, I authorize the implementation of the above Deferral Elections and Retainer Grant Elections, as applicable. I understand that my Deferral Elections and Retainer Grant Elections are irrevocable as of the Submission Deadline (or if made within 30 days of me first joining the Board, as of the date submitted) and may not be changed in the future, except in accordance with the requirements of Section 409A and the procedures specified by the Policy. Printed Name Signature Date IMPORTANT DEADLINE: Please remember that if you wish to make any Deferral Election or Retainer Grant Election set forth on this Election Form, the properly completed Election Form must be signed by you and returned ON OR BEFORE THE SUBMISSION DEADLINE to Joshua Lee, General Counsel of Origin Materials, Inc., by e-mail to jlee@originmaterials.com.